Risk Management and Fair Values - Schedule of Subsidiaries are not Subject to Externally Imposed Capital Requirements (Details) - USD ($)	12 Months Ended
	Mar. 31, 2025	Mar. 31, 2024
Schedule of Subsidiaries are not Subject to Externally Imposed Capital Requirements [Abstract]
Total loans and long-term related party payable	$ 1,875,355	$ 1,334,473
Less: cash and cash equivalents	(748,721)	(627,257)
Net debt	1,126,634	707,216
Total equity	$ 4,989,769	$ 4,253,659
Gearing ratio	23.00%	17.00%